UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2005

CMGI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23262	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street

Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2005, ModusLink Corporation, SalesLink, LLC and SalesLink Mexico Holding Corp., each a direct or indirect subsidiary of CMGI, Inc. (collectively, the “Borrowers”), entered into a Second Amendment (the “Second Amendment”) to the First Amended and Restated Loan and Security Agreement dated December 31, 2004 with LaSalle Bank National Association and Citizens Bank of Massachusetts (collectively, the “Lenders”) (as amended by the Consent and First Amendment thereto dated June 30, 2005, the “Loan Agreement”).

The Second Amendment extends the term of the Loan Agreement from September 30, 2005 to October 31, 2005 to allow the Borrowers and the Lenders additional time to complete a new, replacement credit facility. Payment obligations of the Borrowers continue to be guaranteed by CMGI, Inc. A description of the Loan Agreement is incorporated herein by reference to Item 1.01 of the Registrant’s Current Report on Form 8-K dated December 31, 2004 (File No. 000-23262) and Item 1.01 of the Registrant’s Current Report on Form 8-K dated June 30, 2005 (File No. 000-23262).

The foregoing description is subject to, and qualified in its entirety by, the Loan Agreement and the Second Amendment filed or incorporated by reference as exhibits hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

A description of the Loan Agreement and the Second Amendment is contained in, or incorporated by reference to, Item 1.01 above, which is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the Loan Agreement and the Second Amendment filed or incorporated by reference as exhibits hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	First Amended and Restated Loan and Security Agreement, dated December 31, 2004, is incorporated herein by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated December 31, 2004 (File No. 000-23262).

99.2	Consent and First Amendment to the First Amended and Restated Loan and Security Agreement, dated June 30, 2005, is incorporated herein by reference to the Registrant’s Current Report on Form 8-K dated June 30, 2005 (File No. 000-23262).

99.3	Second Amendment to the First Amended and Restated Loan and Security Agreement dated September 30, 2005.

99.4	Description of First Amended and Restated Loan and Security Agreement, dated December 31, 2004, is incorporated herein by reference to Item 1.01 of the Registrant’s Current Report on Form 8-K dated December 31, 2004 (File No. 000-23262).

99.5	Description of Consent and First Amendment to the First Amended and Restated Loan and Security Agreement dated June 30, 2005, is incorporated herein by reference to Item 1.01 of the Registrant’s Current Report on Form 8-K dated June 30, 2005 (File No. 000-23262).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMGI, Inc.

	By:	/s/ Thomas Oberdorf
Date: October 4, 2005		Thomas Oberdorf
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amended and Restated Loan and Security Agreement, dated December 31, 2004, is incorporated herein by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K dated December 31, 2004 (File No. 000-23262).

99.2	Consent and First Amendment to the First Amended and Restated Loan and Security Agreement, dated June 30, 2005, is incorporated herein by reference to the Registrant’s Current Report on Form 8-K dated June 30, 2005 (File No. 000-23262).

99.3	Second Amendment to the First Amended and Restated Loan and Security Agreement dated September 30, 2005.

99.4	Description of First Amended and Restated Loan and Security Agreement, dated December 31, 2004, is incorporated herein by reference to Item 1.01 of the Registrant’s Current Report on Form 8-K dated December 31, 2004 (File No. 000-23262).

99.5	Description of Consent and First Amendment to the First Amended and Restated Loan and Security Agreement dated June 30, 2005, is incorporated herein by reference to Item 1.01 of the Registrant’s Current Report on Form 8-K dated June 30, 2005 (File No. 000-23262).